Fourth Quarter Earnings Supplemental February 27, 2024

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks relating to the economy and financial markets, including inflation and fluctuating interest rates or other factors; • the impact of unionization activities of our restaurant workers on our operations and profitability; • the impact of recent bank failures on the marketplace, including the ability to access credit; • risks associated with our reliance on certain information technology systems and potential failures or interruptions; • privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations; • inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the SEC. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q4 2023 PERFORMANCE REVENUE $187.9 million Q4 Total revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $14.5 million Q4 Operating Income 24.5% Q4 Total Revenue Growth (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2023 consisted of 14 weeks and fourth quarter 2022 consisted of 13 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six operating days. See further detail on "Selected Operating Data" slide. $26.1 million Q4 Adjusted EBITDA(2) $45.7 million Q4 Restaurant-Level Adjusted EBITDA(2) $9.6 million Q4 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For the fourth quarter 2023, same-restaurant sales compares the 14 weeks from September 25, 2023 through December 31, 2023 to the 14 weeks from September 26, 2022 through January 1, 2023. In order to compare like-for-like periods for the fourth quarter 2024, same-restaurant sales will compare the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023.

FISCAL 2023 PERFORMANCE REVENUE $679.9 million Fiscal 2023 Total Revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $55.4 million Fiscal 2023 Operating Income 15.8% Fiscal 2023 Total Revenue Growth (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2023 consisted of 53 weeks and fiscal 2022 consisted of 52 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six operating days. See further detail on "Selected Operating Data" slide. $102.3 million Fiscal 2023 Adjusted EBITDA(2) $165.2 million Fiscal 2023 Restaurant- Level Adjusted EBITDA(2) $24.8 million Fiscal 2023 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023 to the 53 weeks from December 27, 2021 through January 1, 2023. In order to compare like-for-like periods for fiscal 2024, same-restaurant sales will compare the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023.

53RD WEEK IMPACT REVENUE $13.9 million Impact to Q4 and Fiscal 2023 Total Revenue PROFITABILITY $1.6 million Impact to Q4 and Fiscal 2023 Operating Income 15.3% Q4 Total Revenue Growth Excluding 53rd Week Impact Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2023 consisted of 53 weeks and fiscal 2022 consisted of 52 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six operating days. See further detail on "Selected Operating Data" slide. All 53rd week impact figures are an approximate. $2.4 million Impact to Q4 and Fiscal 2023 Adjusted EBITDA $3.5 million Impact to Q4 and Fiscal 2023 Restaurant-Level Adjusted EBITDA $1.2 million Impact to Q4 and Fiscal 2023 Net Income 13.4% Fiscal 2023 Total Revenue Growth Excluding 53rd Week Impact

DEVELOPMENT UPDATE - CLASS OF 2023 Kissimmee, FL Tucson, AZ Allen, TX The Colony, TX Gilbert, AZ Queen Creek, AZ Cicero, IL Algonquin, IL Arlington, TX Rosemont, IL Clermont, FL Ft. Worth, TX 2023 Q1 Q2 Q3 Q4 4 in Completed Class of 2022 8 in Class of 2023

DEVELOPMENT UPDATE - EXPECTATIONS FOR 2024 PIPELINE 2024 Development Outlook 9+ units, 10.7% unit growth Q1 Q2 Q3 Q4 1 2-3 2-3 2-3 • Dallas • Houston • Arizona • Central Florida • Midwest Sunbelt= 80% of Pipeline 2024

FINANCIAL PROFILE

TOTAL REVENUE


($ in millions)
$535
$587
$680
2021
2022
2023

OPERATING INCOME

*Includes $38.7 million of additional transaction-related fees and expenses


($ in millions)
$30
$41
$55
2021*
2022
2023

NET INCOME (LOSS)

*Includes $38.7 million of additional transaction-related fees and expenses


($ in millions)
$(13)
$17
$25
2021*
2022
2023

SAME RESTAURANT SALES [1]


10.5%
5.4%
5.7%
2021
2022
2023

RESTAURANT-LEVEL ADJ. EBITDA (Margin) [2]


($ in millions)
$142
$133
$165
26.6%
22.6%
24.3%
2021
2022
2023

ADJ. EBITDA (Margin) [2]


($ in millions)
$98
$85
$102
18.4%
14.5%
15.0%
2021
2022
2023

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023 to the 53 weeks from December 27, 2021 through January 1, 2023. In order to compare like-for-like periods for fiscal 2024, same-restaurant sales will compare the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023.

(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2023 consisted of 53 weeks and fiscal 2022 and fiscal 2021 consisted of 52 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six operating days. See further detail on "Selected Operating Data" slide.

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FISCAL 2024 AND LONG-TERM OUTLOOK (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. Fiscal 2024 FINANCIAL TARGETS Unit Growth 9+ new units Commodity Inflation 4% to 6% General & Administrative Expenses $85 to $87 million Pre-Opening Expenses $8.0 to $9.0 million Capital Expenditures $90 to $93 million LONG-TERM FINANCIAL TARGETS Unit Growth 12% - 15% Same Restaurant Sales Low single digits Revenue Growth Mid teens Adj. EBITDA Growth(1) Low teens

NET PROMOTER SCORE (PORTILLO'S GEOGRAPHIES) Note: Net promoter score measures consumer enthusiasm and advocacy based on a single survey question. Source: Qualtrics Customer Experience Benchmarks (CXB) – Proprietary benchmark survey fielded monthly.  Results represent Q4 2023 to Q1 2024

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Fiscal Years Ended			
	December 31, 2023		December 25, 2022		December 31, 2023		December 25, 2022	
REVENUES, NET	$ 187,858	100.0 %	$ 150,878	100.0 %	$ 679,905	100.0 %	$ 587,104	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Food, beverage and packaging costs	65,462	34.8 %	52,823	35.0 %	230,869	34.0 %	204,237	34.8 %
Labor	47,668	25.4 %	40,040	26.5 %	173,868	25.6 %	154,392	26.3 %
Occupancy	8,460	4.5 %	7,879	5.2 %	33,358	4.9 %	30,657	5.2 %
Other operating expenses	20,532	10.9 %	18,087	12.0 %	76,639	11.3 %	65,312	11.1 %
Total restaurant operating expenses	142,122	75.7 %	118,829	78.8 %	514,734	75.7 %	454,598	77.4 %
General and administrative expenses	21,550	11.5 %	17,707	11.7 %	78,835	11.6 %	66,892	11.4 %
Pre-opening expenses	3,990	2.1 %	2,945	2.0 %	9,019	1.3 %	4,715	0.8 %
Depreciation and amortization	6,525	3.5 %	5,104	3.4 %	24,313	3.6 %	20,907	3.6 %
Net income attributable to equity method investment	(391)	(0.2)%	(276)	(0.2)%	(1,401)	(0.2)%	(1,083)	(0.2)%
Other (income) loss, net	(405)	(0.2)%	129	0.1 %	(1,035)	(0.2)%	(204)	- %
OPERATING INCOME	14,467	7.7 %	6,440	4.3 %	55,440	8.2 %	41,279	7.0 %
Interest expense	6,931	3.7 %	8,358	5.5 %	27,470	4.0 %	27,644	4.7 %
Interest income	(96)	(0.1)%	-	- %	(212)	- %	-	- %
Tax Receivable Agreement liability adjustment	(1,658)	(0.9)%	(2,883)	(1.9)%	(3,349)	(0.5)%	(5,345)	(0.9)%
Loss on debt extinguishment	-	- %	-	- %	3,465	0.5 %	-	- %
INCOME BEFORE INCOME TAXES	9,290	4.9 %	965	0.6 %	28,066	4.1 %	18,980	3.2 %
Income tax (benefit) expense	(357)	(0.2)%	(1,688)	(1.1)%	3,248	0.5 %	1,823	0.3 %
NET INCOME	9,647	5.1 %	2,653	1.8 %	24,818	3.7 %	17,157	2.9 %
Net income (loss) attributable to non-controlling interests	1,858	1.0 %	(1,301)	(0.9)%	6,394	0.9 %	6,306	1.1 %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$ 7,789	4.1 %	$ 3,954	2.6 %	$ 18,424	2.7 %	$ 10,851	1.8 %
Income per common share attributable to Portillo's Inc.:								
Basic	$ 0.14		$ 0.09		$ 0.34		$ 0.28	
Diluted	$ 0.13		$ 0.08		$ 0.32		$ 0.25	
Weighted-average common shares outstanding:								
Basic	55,409,702		44,911,414		53,806,570		38,902,259	
Diluted	58,635,214		48,438,054		57,307,784		42,715,977	

Portillo's

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2023 and fiscal 2023 consisted of 14 weeks and 53 weeks, respectively, and fourth quarter 2022 and fiscal 2022 consisted of 13 weeks and 52 weeks, respectively. The additional week in the fourth quarter 2023 and fiscal 2023 included Christmas Day, resulting in six operating days.

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SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. Total restaurants indicated are as of a point in time. AUV for fiscal 2023 and fiscal 2022 consist of 53 weeks and 52 weeks, respectively. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (c) For the fourth quarter 2023, same-restaurant sales compares the 14 weeks from September 25, 2023 through December 31, 2023 to the 14 weeks from September 26, 2022 through January 1, 2023. In order to compare like-for-like periods for the fourth quarter 2024, same-restaurant sales will compare the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023 to the 53 weeks from December 27, 2021 through January 1, 2023. In order to compare like-for-like periods for fiscal 2024, same-restaurant sales will compare the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. Quarter Ended Fiscal Years Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 Total Restaurants (a) 84 72 84 72 AUV (in millions) (a) N/A N/A $ 9.1 $ 8.5 Change in same-restaurant sales (b)(c) 4.4% 6.0% 5.7% 5.4 % Adjusted EBITDA (in thousands) (b) $ 26,142 $ 18,092 $ 102,282 $ 84,955 Adjusted EBITDA Margin (b) 13.9% 12.0% 15.0% 14.5 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 45,736 $ 32,049 $ 165,171 $ 132,506 Restaurant-Level Adjusted EBITDA Margin (b) 24.3% 21.2% 24.3% 22.6 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2023 and fiscal 2023 consisted of 14 weeks and 53 weeks, respectively, and fourth quarter 2022 and fiscal 2022 consisted of 13 weeks and 52 weeks, respectively. The additional week in the fourth quarter 2023 and fiscal 2023 included Christmas day, resulting in six operating days.

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of a new ERP system. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees. (5) Represents the Tax Receivable Agreement liability remeasurement primarily due to activity under equity-based compensation plans. (6) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended December 31, 2023 December 25, 2022 Net income $ 9,647 $ 2,653 Depreciation and amortization 6,525 5,104 Interest expense 6,931 8,358 Interest income (96) — Income tax benefit (357) (1,688) EBITDA 22,650 14,427 Deferred rent (1) 1,315 999 Equity-based compensation 3,498 4,790 ERP implementation costs (2) 252 — Other loss (3) 79 159 Transaction-related fees & expenses (4) 6 600 Tax Receivable Agreement liability adjustment (5) (1,658) (2,883) Adjusted EBITDA $ 26,142 $ 18,092 Adjusted EBITDA Margin (6) 13.9% 12.0 % Note: We use a 52- or 53-week fiscal year ending on the Sunday prior to December 31. Fourth quarter 2023 consisted of 14 weeks and fourth quarter 2022 consisted of 13 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six operating days.

Fiscal Years Ended December 31, 2023 December 25, 2022 December 26, 2021 Net income (loss) $ 24,818 $ 17,157 $ (13,416) Depreciation and amortization 24,313 20,907 23,312 Interest expense 27,470 27,644 39,694 Interest income (212) — — Loss on debt extinguishment 3,465 — 7,265 Income tax expense (benefit) 3,248 1,823 (3,531) EBITDA 83,102 67,531 53,324 Deferred rent (1) 5,096 3,998 3,161 Equity-based compensation 15,542 16,137 30,708 Option holder payment and consulting fees (2) — — 7,744 ERP implementation costs (3) 401 — — Other income (4) 590 397 292 Transaction-related fees & expenses (5) 900 2,237 3,268 Tax Receivable Agreement liability adjustment (6) (3,349) (5,345) — Adjusted EBITDA $ 102,282 $ 84,955 $ 98,497 Adjusted EBITDA Margin (7) 15.0% 14.5% 18.4 % ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (3) Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of a new ERP system. (4) Represents loss on disposal of property and equipment. (5) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees. (6) Represents the Tax Receivable Agreement liability remeasurement primarily due to activity under equity-based compensation plans. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2023 consisted of 53 weeks and fiscal 2022 consisted of 52 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six operating days.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended December 31, 2023 December 25, 2022 Operating income $ 14,467 $ 6,440 General and administrative expenses 21,550 17,707 Pre-opening expenses 3,990 2,945 Depreciation and amortization 6,525 5,104 Net Income attributable to equity method investment (391) (276) Other (income) loss, net (405) 129 Restaurant-Level Adjusted EBITDA $ 45,736 $ 32,049 Restaurant-Level Adjusted EBITDA Margin 24.3% 21.2 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2023 consisted of 14 weeks and fourth quarter 2022 consisted of 13 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six operating days.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Fiscal Years Ended December 31, 2023 December 25, 2022 December 26, 2021 Operating income $ 55,440 $ 41,279 $ 30,012 General and administrative expenses 78,835 66,892 87,089 Pre-opening expenses 9,019 4,715 3,565 Depreciation and amortization 24,313 20,907 23,312 Net Income attributable to equity method investment (1,401) (1,083) (797) Other income, net (1,035) (204) (1,099) Restaurant-Level Adjusted EBITDA $ 165,171 $ 132,506 $ 142,082 Restaurant-Level Adjusted EBITDA Margin 24.3% 22.6% 26.6 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2023 consisted of 53 weeks and fiscal 2022 and fiscal 2021 consisted of 52 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six operating days.

CONTACT INFORMATION Investor Contact: Barbara Noverini, CFA investors@portillos.com Media Contact: ICR, Inc. portillosPR@icrinc.com